SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 8, 2000


                            VALENCE TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-20028                  77-0214673
(State or Other Jurisdiction       (Commission               (IRS Employer
       of Incorporation)           File Number)          Identification Number)

                                301 Conestoga Way
                               Henderson, NV 89015
               (Address of Principal Executive Offices) (Zip Code)

                                 (702) 558-1000
              (Registrant's telephone number, including area code)


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ITEM 4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On June 8, 2000, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") resigned as the independent accountants of Valence Technology, Inc. (the "Company" or the "Registrant"), after PricewaterhouseCoopers determined that they did not meet the requirements for independence in order to audit the Company's consolidated financial statements at March 31, 2000 and for the year then ended. It recently came to the attention of PricewaterhouseCoopers that the extent of bookkeeping and payroll services provided by an overseas office of PricewaterhouseCoopers exceeded the amount of such services allowed under the Securities and Exchange Commission's ("SEC") independence policies. The decision to change accountants was not recommended or approved by either the Board of Directors or the Audit Committee of the Registrant.

      In connection with the Company's audits for the two most recent fiscal years and through June 8, 2000, there have been no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers would have caused them to make reference thereto in their report on the financial statements for such years. The reports of PricewaterhouseCoopers on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that their reports for the past two fiscal years included an explanatory paragraph regarding substantial doubt about the Company's ability to continue as a going concern.

      The Company has provided a copy of this disclosure to PricewaterhouseCoopers and has requested that PricewaterhouseCoopers furnish it with a letter addressed to the SEC stating whether or not PricewaterhouseCoopers agrees with the above statements, and if not, stating the respects in which PricewaterhouseCoopers does not agree. A copy of such letter, dated June 14, 2000, is filed as Exhibit 16.1 to this Form 8-K.

      On June 12, 2000, the Company engaged DeLoitte & Touche LLP as its new independent accountants (the "New Accounting Firm") to audit the Company's consolidated financial statements at March 31, 2000 and for the year then ended. During the two most recent fiscal years and the subsequent interim period prior to the engagement of the New Accoutning Firm, the New Accounting Firm has not been engaged as either the principal accountant of the Registrant to audit its financial statements or of any significant subsidiary, nor has the Registrant consulted with the New Accounting Firm regarding any of the matters listed in Regulation S-K Items 304(a)(2)(i) or (ii).


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Letter from PricewaterhouseCoopers LLP to SEC dated June 14, 2000.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 14, 2000                             VALENCE TECHNOLOGY, INC



                                    By:   /S/ JAY L. KING
                                        ----------------------------------
                                          Jay L. King
                                          Vice President and
                                          Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBITS

16.1 Letter from PricewaterhouseCoopers LLP to SEC dated June 14, 2000.